UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.05.    Costs Associated with Exit or Disposal Activities.

On December 11, 2019, Olin Corporation (Registrant) announced that it plans to permanently shut down a chlor alkali plant with a capacity of 230,000 tons and its Vinylidene Chloride (VDC) production facility, both in Freeport, Texas. These closures are expected to be completed before the end of 2020.

As a result of these production reductions, Registrant is forecasting fourth quarter 2019 results will contain approximately $65 million of pretax non-cash restructuring charges, representing asset impairment charges.

Item 2.06.    Material Impairments.

As noted in Item 2.05 above, Registrant plans to permanently shut down a chlor alkali plant with a capacity of 230,000 tons and its VDC production facility, both in Freeport, Texas. On December 11, 2019, Registrant concluded that it expects to recognize an impairment loss of approximately $65 million related to these closures. Although Registrant expects that property, plant and equipment will be impaired, it believes that all of the impairment charges will be non-cash charges.

Item 7.01.    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of Registrant’s press release dated December 11, 2019 announcing fourth quarter 2019 results will contain approximately $65 million of pretax non-cash restructuring charges. These charges are associated with plans to permanently shut down a chlor alkali plant with a capacity of 230,000 tons and its VDC production facility, both in Freeport, Texas. When completed, these actions are forecast to reduce Registrant’s annual operating costs by approximately $35 million.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
99.1	Press Release dated December 11, 2019 announcing facility closures.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date: December 11, 2019